                                                                    EXHIBIT 10.7

                                                           EXECUTION COUNTERPART

                DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
                  SECURITY AGREEMENT AND FINANCING STATEMENT


STATE OF TEXAS               (S)
                             (S)    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DALLAS             (S)


      THAT, COMPUCOM SYSTEMS, INC., a Delaware corporation (hereinafter called "Grantor"), in order to secure the payment of the indebtedness hereinafter
 -------
referred to and the performance of the obligations, covenants, agreements and undertakings of Grantor hereinafter described, does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to MICHAEL F. HORD, Trustee, of Dallas County, Texas (hereinafter called the "Trustee") for the benefit of NATIONSBANK
                                       -------
OF TEXAS, N.A., a national banking association (hereinafter called "NationsBank"), having its principal office at 901 Main Street, Suite 6700,
 -----------
Dallas, Texas 75202, as the administrative agent (hereinafter in such capacity NationsBank is called the "Administrative Agent") on behalf of NationsBank and
                           --------------------
each other lender a party to the Credit Agreement described below (hereinafter collectively called "Banks"), all of the real estate situated in the State of
                     -----
Texas in the Counties set forth in Exhibit "A" attached hereto and described in
                                   -----------
Exhibit "A" attached hereto and made a part hereof (the "Land"), together with
-----------                                              ----
(i) all the buildings and other improvements now on or that may be hereafter placed on said Land; (ii) Grantor's interest in all materials, equipment, fixtures or other property whatsoever, now or hereafter attached to, installed in, or used in connection with the buildings and other improvements now erected or hereafter to be erected on said Land, including, but not limited to, all heating, plumbing, lighting, water heating, cooking, laundry, refrigerating, incinerating, ventilating and air conditioning equipment, disposals, dishwashers, refrigerators and ranges, utility lines and equipment (whether owned individually or jointly with others), sprinkler systems, fire extinguishing apparatus and equipment, tanks, engines, pipes, fittings, dynamos, generators, machines, elevators, motors, cabinets, shades, blinds, partitions, window screens, screen doors, storm windows, awnings, drapes, and rugs and other floor coverings, and all fixtures, accessions and appurtenances thereto, and all renewals or replacements of or substitutions for any of the foregoing, all of which property and things are hereby declared to be permanent fixtures and accessions to the freehold and part of the realty conveyed herein as security for the indebtedness herein mentioned; (iii) Grantor's interest in all easements and rights of way now or hereafter used in connection with any of the foregoing real estate or as a means of ingress to or egress from said real estate; (iv) Grantor's interest, now or hereafter acquired, in and to any streets, ways, alleys and/or strips and gores of land adjoining said Land or any part thereof; and (v) Grantor's interest in and to all rights, estates, hereditaments, powers and privileges appurtenant or incident to the foregoing.

     TO HAVE AND TO HOLD the foregoing property (herein called the
"Mortgaged Property") unto the Trustee and his successors or substitutes in this
-------------------
trust and to his or their successors and assigns, IN TRUST, however, upon the terms, provisions and conditions herein set forth.

     In order to secure the payment of the indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements and undertakings of Grantor hereinafter described, Grantor further grants (to the extent not prohibited by Applicable Law) to the Administrative Agent a security interest and lien in Grantor's right, title and interest in and to all present and future
(i) goods, equipment, furnishings, fixtures, furniture, chattels owned by Grantor now or hereafter attached or affixed to or used in or about the building or buildings now erected or hereafter to be erected on the Mortgaged Property or otherwise located on the Mortgaged Property, (ii) fixtures, accessions and appurtenances to any of the foregoing or following, (iii) renewals or replacements of or substitutions for any of the foregoing or following, (iv) building materials and equipment now or hereafter delivered to said premises and intended to be installed therein, (v) occupancy agreements, leases, rents (including security and other deposits and advance rentals under occupancy agreements and lease agreements now or at any time hereafter covering or affecting any of the Mortgaged Property and all property described in this paragraph and held by or for the benefit of Grantor), fees, royalties, bonuses, issues, profits, revenues or other income or benefits of whatever nature received or due in connection with the Mortgaged Property and all property described in this paragraph, (vi) monetary deposits which Grantor has been required to give to any public or private utility with respect to utility services furnished to the Mortgaged Property, (vii) permits, licenses, franchises, certificates, and agreements relating to any of the foregoing or following, and all other rights and privileges obtained in connection with the Mortgaged Property and all property described in this paragraph, (viii) plans, specifications, maps, surveys, reports, operating and management contracts, architectural, engineering, construction and development contracts, books of account, insurance policies, guarantees, warranties and other documents, of whatever kind or character, relating to the ownership, use, construction upon, occupancy, leasing, sale or operation of the Mortgaged Property and all property described in this paragraph, (ix) oil, gas and other hydrocarbons and other minerals produced from or allocated to the Mortgaged Property and all products processed or obtained therefrom, the proceeds thereof, and all accounts and general intangibles under which such proceeds may arise, (x) all proceeds from the taking of any of the Mortgaged Property and any property described in this paragraph or any rights appurtenant thereto by right of eminent domain or by private or other purchase in lieu thereof, (xi) all proceeds (including premium refunds) of each policy of insurance relating to the Mortgaged Property and any property described in this paragraph, (xii) all guarantees, sureties and other agreements assuring performance of any obligation of any tenant of the Mortgaged Property and all property described in this paragraph, and (xiii) all proceeds arising from or by virtue of the sale, lease or other disposition of the Mortgaged Property and any property described in this paragraph (all of the property described in this paragraph hereinafter collectively called the Personal Property") and all proceeds and products of the Personal Property.
------------------
(The Mortgaged Property and the Personal Property are hereinafter sometimes collectively called the "Property").
                         --------

                                  ARTICLE I.

                             Secured Indebtedness
                             --------------------

     1.1. Secured Indebtedness. This Deed of Trust, Assignment of Leases and
          --------------------
Rents, Security Agreement and Financing Statement (hereinafter called this "Deed
                                                                            ----
of Trust") is made to secure and enforce the payment of the following,
--------
agreements, documents, obligations, indebtedness and liabilities: (a) all present and future obligations, indebtedness and liabilities, and all renewals and extensions of all or any part thereof of Grantor to Banks or any Bank arising from, by virtue of, or pursuant to the Credit Agreement dated as of September 26, 1996 among Grantor, Administrative Agent and Banks (said Credit Agreement, as amended, modified, renewed, extended or restated from time to time, the "Credit Agreement"), the Notes (as defined in the Credit Agreement),
           ----------------
the other Loan Documents (as defined in the Credit Agreement), including, without limitation, interest, fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to Grantor under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. (S) 101 et. seq. whether or not a claim is
                                           --  ---
allowed for the same in any such proceeding, and (b) all indebtedness and obligations incurred or arising pursuant to the provisions of this Deed of Trust. The indebtedness referred to in this Paragraph 1.1 is hereinafter sometimes called the "Secured Indebtedness". This Deed of Trust, the Credit
                      --------------------
Agreement, the Notes, the other Loan Documents as defined in the Credit Agreement, and all other instruments, certificates, affidavits or documents evidencing, governing, securing, guaranteeing, or relating to the Secured Indebtedness all as amended, modified, renewed, extended or restated from time to time, are hereinafter called the "Financing Documents".
                                     -------------------

                                  ARTICLE II.

                        Representations and Warranties
                        ------------------------------

     2.1. Representations and Warranties. Grantor represents and warrants to the
          ------------------------------
Trustee, the Administrative Agent and the Banks as follows:

          (a)  Title and Authority.  Grantor is the lawful owner of good and
               -------------------
     indefeasible fee simple title to the Property, subject only to the matters described in Exhibit "B" attached hereto and made a part hereof (the
                  -----------
     "Permitted Encumbrances") and has good right and authority to grant,
     -----------------------
     bargain, sell, transfer, assign and mortgage the Mortgaged Property and to grant a security interest in the Personal Property.

          (b)  Compliance with Covenants and Laws.  To the best of Grantor's
               ----------------------------------
     knowledge after reasonable investigation, the construction, occupancy, operation and use of the Property and the intended use thereof by Grantor subject to the provisions of Article V below complies with all laws, statutes, ordinances, rules, regulations, orders and determinations of any governmental authority and any board of fire underwriters (or any body exercising similar functions) and any restrictive covenants or deed restrictions (whether recorded or otherwise), including, without limitation, all applicable zoning, subdivision, platting, licensing, building, flood disaster, statutes, ordinances, rules, regulations, orders and determinations of any governmental authority (hereinafter sometimes collectively called "Applicable Laws"), except where the failure to so
                           ---------------
     comply could not have a material adverse effect on (i) the financial condition or prospects of Grantor, (ii) the value of the Property taken as a whole, (iii) Grantor's use of, and business operations of, the Property taken as a whole, or (iv) the validity or enforceability of this Deed of Trust or the liens and security interests granted hereunder (hereinafter collectively called "Material Adverse Effect"). To the best of Grantor's
                          -----------------------
     knowledge after reasonable investigation, Grantor has obtained all requisite zoning, utility, building, health, operating and occupancy permits from the governmental authorities having jurisdiction over the Property, except where the failure to obtain such zoning and permits would not have a Material Adverse Effect.

          (c)  No Suits.  There are no judicial or administrative actions, suits
               --------
     or proceedings pending or, to the best of Grantor's knowledge threatened, affecting the Property which, if adversely determined, would be reasonably likely to have a Material Adverse Effect, or involving the validity, enforceability or priority of this Deed of Trust.

          (d)  Condition of Property.  To the best of Grantor's knowledge after
               ---------------------
     reasonable investigation, the Mortgaged Property is served by electric, gas, storm and sanitary sewers, sanitary water supply, telephone and other utilities required for the Grantor's current and anticipated uses thereof on the date hereof at or within the boundary lines of the Mortgaged Property. To the best of Grantor's knowledge after reasonable investigation, all streets, alleys and easements (including without limitation easements for ingress and egress, easements for vehicular traffic and parking and for pedestrian traffic, easements for utilities, and easements for reciprocal uses) necessary to serve Grantor's current and anticipated uses of the Mortgaged Property have been completed and are serviceable, such streets, alleys and easements have been dedicated and accepted by applicable governmental entities, and/or all agreements creating such easements have been filed of record in the real property records of the County set forth on Exhibit "A" attached hereto. The
                                        ---------------------------
     Mortgaged Property is in reasonably good condition and repair and proper working order, and is free from damage caused by fire or other casualty. Grantor has no actual knowledge of any latent or patent structural or other significant defect or deficiency in the Mortgaged Property that (i) would materially and adversely affect Grantor's intended use of the Mortgaged Property or (ii) have a Material Adverse Effect. None of the Mortgaged Property not covered by flood insurance is within a flood plain. To the best of Grantor's knowledge after reasonable investigation, none of the improvements on the Mortgaged Property create an encroachment over, across or upon any of the Mortgaged Property boundary lines, rights of way or easements, and no buildings or other improvements on adjoining land create such an encroachment, except as disclosed on the survey of the Land delivered to the

     Administrative Agent. There is, to the actual knowledge of Grantor, no condemnation proceeding pending or threatened that would affect the Mortgaged Property.

          (e)  Warranty.  Grantor will warrant and forever defend the title to
               --------
     the Mortgaged Property against the claims of all persons whomsoever claiming or to claim the same or any part thereof, subject to the Permitted Encumbrances.

     2.2. Covenants and Agreements.  So long as the Secured Indebtedness or any
          ------------------------
part thereof remains unpaid, Grantor covenants and agrees with the Administrative Agent and the Banks as follows:

          (a)  Taxes on Lien.
               -------------

          In the event of the enactment after the date hereof of any law of the State of Texas or of any other governmental entity deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon the Trustee, the Administrative Agent or any Bank the payment of the whole or any part of the taxes (other than taxes imposed on the overall income of Banks, the Trustee or the Administrative Agent) or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the trustee or beneficiary or mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Deed of Trust or any of the Secured Indebtedness or the Trustee, the Administrative Agent or any Bank, then, and in any such event, Grantor, upon demand by the Trustee, the Administrative Agent or any Bank, shall to the extent not prohibited by Applicable Law, pay such taxes, assessments, charges or liens, or reimburse the Trustee, the Administrative Agent or such Bank therefor.

          (b)  Ad Valorem Taxes.  Grantor will cause to be paid prior to
               ----------------
     delinquency all taxes and assessments heretofore or hereafter levied or assessed against the Property, or any part thereof, and upon request of the Administrative Agent will furnish the Administrative Agent with receipts showing payment of such taxes and assessments prior to the applicable delinquency date therefor; except that Grantor in good faith may contest, by appropriate proceedings, the validity, applicability or amount of any asserted tax or assessment, and, pending such contest, Grantor shall not be deemed in Default hereunder if, prior to delinquency of the asserted tax or assessment, Grantor establishes an escrow, or provides security reasonably acceptable to the Administrative Agent, or reserves have been established adequate to cover the payment of such tax or assessment with costs, interest and penalties and a reasonable additional sum to cover possible costs, interest and penalties (which escrow and/or security shall be returned to Grantor upon payment of all such taxes, assessments, costs, interest and penalties), and if Grantor promptly causes to be paid any amount adjudged by a court of competent jurisdiction to be due, with all costs, interest and penalties thereon, promptly after such judgment becomes final; provided, however, that in any event each such contest shall be concluded and the tax assessment, costs, interest and penalties shall be paid prior to the date any writ or order is issued under which the Property, or any part thereof, may be sold. No reserve (or security required in (d) below) is required until such time that the aggregate of alleged unpaid ad valorem taxes on all properties of Grantor and all unpaid debts described in (d) below shall exceed $10,000.

          (c)  Operation of Property.  Grantor will operate, and will cause the
               ---------------------
     operation of, the Property in a reasonably good and workmanlike manner and in accordance with all Applicable Laws and will pay all fees or charges of any kind in connection therewith, except where the failure to so operate and pay such fees or charges would not have a Material Adverse Effect. Grantor will keep, and will cause the keeping of, the Property occupied to the extent necessary not to impair the insurance carried thereon. Grantor will not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any Applicable Law, or except where the failure to so occupy would not have a Material Adverse Effect, which constitutes a public or private nuisance or which makes void, voidable or cancelable, any insurance then in force with respect thereto. Grantor will not, without the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld), initiate or consent to any zoning reclassification of the Property or seek or consent to any variance under existing zoning ordinances applicable to the Property or use or permit the use of the Property in such a manner as would result in such use becoming a nonconforming use under applicable zoning ordinances or other Applicable Laws. Grantor will not, without the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld), impose any restrictive covenant or any encumbrance upon the Property which does not constitute a Permitted Encumbrance, execute or file any subdivision plat affecting the Property or consent to the annexation of the Property to any municipality. Grantor shall not cause or permit any drilling or exploration for, or extraction, removal or production of, minerals from the surface or subsurface of the Property. Grantor will not do anything to cause the value of the Property to be materially lessened. If Grantor receives a written notice or claim from any federal, state or other governmental entity pertaining to the Property, including, specifically but without limitation, a notice that the Property is not in compliance with any Applicable Law, Grantor promptly will furnish a copy of such notice or claim to the Administrative Agent.

          (d)  Debts for Construction.  Grantor will cause all debts and
               ----------------------
     liabilities of any character, including without limitation all debts and liabilities for labor, material and equipment and all debts and charges for utilities servicing the Property, incurred in the construction, maintenance, operation or development of the Property to be paid before the same become delinquent. Notwithstanding the foregoing, Grantor in good faith may contest, by appropriate proceedings, the validity, applicability or amount of any asserted mechanics' or materialmen's liens, and, pending such contest, Grantor shall not be deemed in Default hereunder if Grantor provides the Administrative Agent with security reasonably satisfactory to the Administrative Agent and if Grantor promptly causes to be paid any amount adjudged by a court of competent jurisdiction to be due, with all costs and interest thereon, promptly after such judgment becomes final; provided, however, that in any event each such contest shall be concluded and the lien, interest and costs shall be paid, bonded around or otherwise removed prior to the date any writ or order is issued under which the Property, or any part thereof, may be sold. No security (or reserve required in (b) above) is required until such time that the aggregate of alleged unpaid ad valorem taxes on all properties and all unpaid debts described in this clause (d) shall exceed $10,000.

          (e)  Repair and Maintenance.  Grantor will keep the Property
               ----------------------
     reasonably in good order, repair, operating condition and appearance, causing all reasonably necessary repairs and replacements, promptly to be made, and will not allow any of the Property to be misused, abused or wasted or to deteriorate, normal wear and tear and casualty excepted. Grantor promptly will replace all worn-out or obsolete fixtures or personal property covered by this Deed of Trust that are reasonably necessary in the operation of the Property with fixtures or personal property comparable to the replaced fixtures or personal property, and will repaint the Property when reasonably needed. Notwithstanding the foregoing, Grantor will not, without the prior written consent of the Administrative Agent do or permit to be done anything to the Property that materially may impair its value, including but not limited to (i) removing from the Property any fixtures or personal property covered by this Deed of Trust (but not including any personal property in which Grantor is the lessee thereof) which are necessary or desirable in the operation of the Property, except such as is replaced by Grantor by an article of equal suitability and value, owned by Grantor, free and clear of any lien or security interest (except that (i) created by this Deed of Trust or any other Financing Document, (ii) otherwise permitted in the Loan Documents or (iii) in respect of capitalized leases) or such as is permitted to be removed by a tenant pursuant to such tenant's lease or (ii) making any structural or other alteration to the Property that materially impairs the value thereof. Nothing contained herein will prevent tenants of the Property from making alterations and improvements expressly permitted under their leases of any part of the Mortgaged Property. Upon request of the Administrative Agent, Grantor will deliver to the Administrative Agent an inventory describing and showing the make, model, serial number and location of all fixtures and personal property used in the management, maintenance and operation of the Property, with a certification by Grantor that said inventory is a true and complete schedule of all such fixtures and personal property used in the management, maintenance and operation of the Property, that such items specified in the inventory constitute all of the fixtures and personal property required in the management, maintenance and operation of the Property, and that all such items are owned by Grantor free and clear of any lien or security interest (except the Permitted Encumbrances).

          (f)  Insurance and Casualty.  Grantor will keep the Property insured
               ----------------------
     against loss or damage by fire, explosion, windstorm, hail, flood (as to any portion of the Property which shall at any time be located in an identified "flood prone" area in which flood insurance has been made available pursuant to the Flood Disaster Protection Act of 1973, and then in the amount of the outstanding balance of the Notes or the maximum amount of coverage available, whichever is less), tornado and such other hazards as required by the Administrative Agent and consistent with industry standards. Notwithstanding the foregoing, Grantor further covenants and agrees to keep the property insured by policies of fire, extended coverage and other insurance in such company or companies reasonably acceptable to the Administrative Agent and upon such terms and provisions, and with such endorsements, all as reasonably may be acceptable to the Administrative Agent and consistent with industry standards. Grantor further agrees that Grantor will deliver to the Administrative Agent receipts evidencing the payment of all premiums, and certificates of insurance addressed to the Administrative Agent evidencing compliance with the insurance requirements set forth herein and, when appropriate, evidencing renewals of all such policies of insurance before any such insurance shall expire. All insurance policies required pursuant to this subparagraph (f) shall contain a prohibition against cancellation, material endorsement, material alteration or reissuance of such policy effecting a change in coverage thereunder unless such insurer first shall have given the Administrative Agent 30 days prior written notice thereof. All fire, extended and other insurance coverage insurance policies required hereunder shall be on a replacement cost basis in an amount not less than that necessary to comply with any co-insurance percentage stipulated in the policy, but not less than one hundred percent (100%) of the Property's insurable value, and shall be subject to deductibles, if any, not to exceed $250,000. Grantor further agrees that all insurance policies shall provide that proceeds thereunder will be jointly payable to the Administrative Agent and Grantor, for the benefit of the Grantor and Banks as their interests may appear pursuant and subject to a mortgagee clause (without contribution) of standard form attached to or otherwise made a part of the applicable policy. In the event any of the Property covered by such insurance is destroyed or damaged by fire, explosion, windstorm, hail or by any other casualty against which insurance shall have been required hereunder, (i) the Administrative Agent may, but shall not be obligated to, make proof of loss if not made promptly by Grantor, (ii) each insurance company concerned is hereby authorized and directed to make payment for such loss jointly to the Administrative Agent and Grantor, and (iii) the Administrative Agent shall apply the insurance proceeds as follows:

               (A) first, to reimburse the Administrative Agent or the Trustee
                   -----
          for all costs and expenses, including reasonable attorneys' fees, incurred in connection with the collection of such proceeds; and

               (B) second, if a Default has not occurred or, if a Default has
                   ------
          occurred, such Default is not then continuing, proceeds of insurance from losses shall be used at Grantor's option by Grantor (i) for repair or replacement of Property and Grantor shall provide the Administrative Agent with evidence satisfactory to the Administrative Agent of such use or (ii) to be applied to Secured Indebtedness.

               (C) third, if a Default has occurred and is continuing, proceeds
                   -----
          of insurance from losses shall at Banks' option be applied to Secured Indebtedness or to repair or replacement of Property.

     In any event, the unpaid portion of the Secured Indebtedness shall remain in full force and effect and Grantor shall not be excused in the payment thereof. If any act or occurrence of any kind or nature (including any casualty on which insurance was not obtained or obtainable) shall result in material damage to or material loss or destruction of the Property, Grantor shall give prompt notice thereof to the Administrative Agent and, if Grantor elects to restore the Property to its prior condition (pursuant to subparagraph B of this Paragraph 2.2(f)(iii)), Grantor, at Grantor's sole cost and expense and regardless of whether the insurance proceeds, if any, shall be sufficient for the purpose, promptly shall restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such damage, loss or destruction in accordance with plans and specifications submitted to and reasonably and promptly approved by the Administrative Agent. Grantor hereby irrevocably appoints the Administrative Agent as Grantor's attorney-in-fact, with full authority in place and stead of Grantor and in the name of Grantor or otherwise, after the occurrence of any Default and during the continuance of same to obtain any insurance required to be obtained pursuant to this Paragraph 2.2(f) and which is not so obtained and to receive, indorse, and collect any drafts or other instruments, documents and chattel paper, in connection therewith. The appointment of the Administrative Agent as attorney-in-fact is coupled with an interest and is irrevocable prior to final payment in full of the Secured Indebtedness.

          (g)  Liability and Other Insurance.  Grantor shall maintain
               -----------------------------
     comprehensive general liability insurance against claims for bodily injury or death and property damage occurring in or upon or resulting from the Property, in standard form and with such insurance company or companies and policy coverage limits and terms as reasonably may be acceptable to the Administrative Agent, and such other insurance as the Administrative Agent from time to time reasonably may require, with companies reasonably acceptable to the Administrative Agent, upon such terms and provisions, in such amounts, and with such endorsements, all as reasonably are approved by the Administrative Agent. Grantor shall maintain with respect to each policy or agreement evidencing such comprehensive general liability insurance such endorsements as reasonably may be required by the Administrative Agent consistent with accepted industry practice and shall at all times following request therefor by the Administrative Agent deliver and maintain with the Administrative Agent receipts evidencing the payment of all premiums, and certificates of insurance addressed to the Administrative Agent, evidencing compliance with the insurance requirements set forth herein and, when appropriate, evidencing renewals of all such policies of insurance 30 days before any such insurance shall expire. All insurance policies required pursuant to this subparagraph (g) shall contain a prohibition against cancellation, material endorsement, material alteration or reissuance of such policy effecting a change in coverage thereunder unless such insurer first shall have given the Administrative Agent 30 days prior written notice thereof. Grantor further agrees that all insurance policies described in this Paragraph 2.2(g) shall name the Administrative Agent, for the benefit of the Banks, as an additional insured party.

          (h)  Condemnation.  Promptly upon obtaining actual knowledge of the
               ------------
     institution of any proceedings for the condemnation of the Property, or any portion thereof, or any other proceedings arising out of injury or damage to the Property, or any portion thereof, Grantor will notify the Administrative Agent of the pendency of such proceedings. The Administrative Agent may participate in any such proceedings if in the reasonable opinion of the Administrative Agent such participation is necessary to protect the rights or interests of the Administrative Agent, and Grantor shall from time to time deliver to the Administrative Agent all instruments reasonably requested by it to permit such participation. Grantor shall, at its expense, diligently prosecute any such proceedings, and shall consult with the Administrative Agent, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. All proceeds of condemnation awards or proceeds of sale in lieu of condemnation with respect to the Property, or any portion thereof, and all judgments, decrees and awards for injury or damage to the Property, or any portion thereof, shall be paid to the Administrative Agent and shall be applied as follows:

               (i)    first, to reimburse Grantor, the Administrative Agent or
                      -----
          the Trustee for all reasonable costs and expenses, including reasonable attorneys' fees, incurred in connection with collection of such proceeds;

               (ii)   second, to the payment of Secured Indebtedness [which
                      ------
          shall reduce the Facility B Commitment (as such term is defined in the Credit Agreement), by such amount]; and

               (iii)  third, to the extent of the balance (if any) of such
                      -----
          proceeds, to Grantor or other party legally entitled thereto.

     Grantor hereby assigns and transfers all such proceeds, judgments, decrees and awards to Banks and agrees to execute such further assignments of all such proceeds, judgments, decrees and awards as Banks may reasonably request; provided, however, the disbursement of such proceeds, judgments, decrees and awards shall be applied as provided above in this Paragraph 2.2(h). The Banks are hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such judgment, decree or award. The Banks shall not be, in any event or circumstances, liable or responsible for failure to collect, or for failure to exercise diligence in the collection of, any such proceeds, judgments, decrees and/or awards.

          (i)  Protection and Defense of Lien.  If the validity or priority of
               ------------------------------
     this Deed of Trust or of any rights, titles, liens or security interests created or evidenced hereby with respect to the Property, or any part thereof, shall be attacked directly or indirectly or if any legal proceedings are instituted against Grantor with respect thereto, Grantor will give prompt written notice thereof to the Administrative Agent and at Grantor's own cost and expense diligently will endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including but not limited to the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims, and the Trustee and the Administrative Agent, or either of them, (whether or not named as parties to legal proceedings with respect thereto) are hereby authorized and empowered to take such additional steps as in their judgment and discretion reasonably may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Deed of Trust and the rights, titles, liens and security interests created or evidenced hereby, including but not limited to the employment of counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Property, or any part thereof, the purchase of any tax title and the removal of prior liens or security interests which do not constitute Permitted Encumbrances, and all reasonable expenses so incurred of every kind and character shall be a demand obligation owing by Grantor, and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment. Should the Trustee or the Administrative Agent intend to take any such action described in the immediately preceding sentence, the Trustee or the Administrative Agent, as appropriate, shall, subject to the immediately succeeding proviso, prior to taking any such action notify Grantor of such
                 -------
     intention and give Grantor a reasonable opportunity to provide such defense or protection; provided, however, if in the reasonable opinion of the
                    --------  -------
     Trustee or the Administrative Agent the giving of such notice and opportunity to provide such defense or protection would impair or hinder such defense or protection or would otherwise be disadvantageous to rights or interests of the Trustee or the Administrative Agent hereunder or the rights, title, liens or security interests created or evidenced hereby, the Trustee and the Administrative Agent shall have no obligation to give such notice and opportunity to provide such defense or protection.

          (j)  Permitted Encumbrances.  Grantor will comply with and will
               ----------------------
     perform all of the covenants, agreements and obligations imposed upon it or the Property in the Permitted Encumbrances in accordance with their respective terms and provisions. Grantor will not modify or permit any modification of any Permitted Encumbrance the result of which would have a Material Adverse Effect without the prior written consent of the Administrative Agent.

          (k)  Books and Records.  Grantor will permit all contracts,
               -----------------
     statements, invoices, bills and claims for labor, materials and services supplied for the construction and operation of the improvements forming a part of the Property to be inspected and copied by the Administrative Agent and its representatives at all times during reasonable business hours upon reasonable notice; provided, however, if a Default shall have occurred and be continuing there shall be no requirement to give reasonable notice.

          (l)  Leases.  Grantor may not lease or enter into any other occupancy
               ------
     agreement covering any material portion of any of the Property without the prior written consent of Grantor.

          (m)  Fees and Expenses; Indemnification.  Grantor will pay all
               ----------------------------------
     appraisal fees, filing and recording fees, inspection fees, survey fees, taxes, brokerage fees and commissions, abstract fees, title policy fees, uniform commercial code search fees, escrow fees, reasonable attorney's fees, and all other costs and expenses of every character reasonably and properly incurred by Grantor, the Trustee, the Administrative Agent or Banks in connection with this Deed of Trust, either at the closing thereof or at any time during the term thereof, or otherwise attributable or chargeable to Grantor as owner of the Property, and will reimburse the Trustee, the Administrative Agent and Banks for all such costs and expenses incurred by each of them. Grantor shall pay all reasonable and proper expenses and reimburse the Trustee, the Administrative Agent and Banks for any reasonable expenditures, including reasonable attorney's fees and legal expenses, incurred or expended in connection with (i) the breach, by Grantor of any covenant herein or (ii) the Trustee's or the Administrative Agent's or Bank's reasonable exercise of any of the rights and remedies hereunder or the Trustee's or the Administrative Agent's or Banks' reasonable protection of the Property and the lien and security interest therein. Grantor will indemnify and hold harmless the Trustee, the Administrative Agent and Banks (for purposes of this subparagraph (m), the terms "Administrative Agent" and "Banks" shall include the directors,
            --------------------       -----
     officers, employees and agents of the Administrative Agent and Banks and any persons or entities owned or controlled by or affiliated with the Administrative Agent and Banks) from and against, and reimburse them for, all claims, demands, liabilities, losses, damages, judgments, penalties, costs and expenses (including, without limitation, reasonable attorney's fees) which may be imposed upon, asserted against or incurred or paid by any of them by reason of, on account of or in connection with any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever, or asserted against any of them on account of any act performed or omitted to be performed hereunder or on account of any transaction arising out of or in any way connected with the Property or with this Deed of Trust. The foregoing indemnities shall not apply with respect to matters caused by or arising out of the gross negligence or willful misconduct of the Administrative Agent, Banks and/or the Trustee. Grantor agrees, however, that it expressly intends to indemnify the Administrative Agent, Banks and the Trustee from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses arising out of their ordinary negligence. The foregoing indemnities, however, shall not apply with respect to any losses, liabilities, claims, damages or expenses incurred by the Administrative Agent, Banks or the Trustee in any action or proceeding by Grantor against the Administrative Agent, Banks or the Trustee unless the Administrative Agent, Banks or the Trustee prevail in such action or proceeding. The foregoing indemnities shall not terminate upon release, foreclosure or other termination of this Deed of Trust but will survive foreclosure of this Deed of Trust or conveyance in lieu of foreclosure and the repayment of the Secured Indebtedness and the discharge and release of this Deed of Trust and the other Financing Documents, but Grantor shall not be liable for any damages as a result of an event that occurs after foreclosure of the Mortgaged Property (or any portion thereof) or the taking of a deed in lieu of foreclosure covering the Mortgaged Property (or any portion thereof), unless such damage occurs as a result of or arises out of a condition that existed prior to such foreclosure or such taking of a deed in lieu of foreclosure. Any amount to be paid hereunder by Grantor to the Administrative Agent, Banks and/or the Trustee shall be a demand obligation owing by Grantor to the Administrative Agent, Banks and/or the Trustee and shall be subject to and governed by the provisions of Paragraph 2.3 hereof.

          (n)  Estoppel Certificate.  Grantor shall at any time and from time to
               --------------------
     time furnish promptly upon request a written statement in such form as may be reasonably required by the Administrative Agent stating that this Deed of Trust is a valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms, subject to Debtor Relief Laws (as such term is defined in the Credit Agreement); that this Deed of Trust has not been released, subordinated or modified; and that to the best of Grantor's knowledge there are no offsets or defenses against the enforcement of this Deed of Trust, or if any of the foregoing statements are untrue, specifying the reasons therefor.

          (o)  Compliance with Laws.  Grantor shall, and shall use reasonable
               --------------------
     efforts to cause any tenant of the Property to, comply with all applicable restrictive covenants and all Applicable Laws with respect to which the failure to so comply would have a Material Adverse Effect.

          (p)  Tax and Insurance Escrow.  In order to secure the performance and
               ------------------------
     discharge of Grantor's obligations under subparagraphs (b), (f) and (g) of this Paragraph 2.2, but not in lieu of such obligations, Grantor will upon written request of the Administrative Agent, deposit with the Administrative Agent upon the occurrence and continuance of a Default, a sum equal to ad valorem taxes, assessments and charges (which charges for the purpose of this subparagraph shall include without limitation ground rents and water and sewer rents and any other recurring charge which could create or result in a lien against the Property) against the Property for the then current year and the premiums for such policies of insurance for the then current year, all as estimated by the Administrative Agent and prorated to the end of the calendar month following the month during which such Default occurred, and thereafter will deposit with the Administrative Agent, on each date when an installment of interest is due on the Notes, sufficient funds (as estimated from time to time by the Administrative Agent) to permit the Administrative Agent to pay, at least 15 days prior to the delinquency date thereof, the next maturing ad valorem taxes, assessments and charges and premiums for such policies of insurance. The Administrative Agent shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by the Administrative Agent for future use, applied to any Secured Indebtedness, or refunded to Grantor, at the Administrative Agent's option; and any deficiency in such funds so deposited shall be made up by Grantor upon demand of the Administrative Agent. All such funds so deposited shall bear interest at the normal interest rate for money market deposits at NationsBank, may be mingled with the general funds of the Administrative Agent and shall be applied by the Administrative Agent toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to the Administrative Agent by Grantor (which statements shall be presented by Grantor to the Administrative Agent a reasonable time before the applicable amount is due); provided, however, that if the Administrative Agent has made demand for payment of all of the Secured Indebtedness, such funds may at the Administrative Agent's option be, applied to the payment of the Secured Indebtedness in the order determined by the Administrative Agent and that the Administrative Agent may at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Grantor's interest in the Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Grantor's interest in and rights to such funds held by the Administrative Agent under this subparagraph (p) but subject to the rights of the Administrative Agent hereunder.

          (q)  Further Assurances.  Grantor will, on request of the
               ------------------
     Administrative Agent, (i) promptly correct any defect or error which may be discovered in the contents of this Deed of Trust or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record or file such further instruments (including without limitation further deeds of trust, security agreements, financing statements, continuation statements and assignments of rents or leases) and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Deed of Trust and such other instruments and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof or thereof to be covered hereby or thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; (iii) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by the Administrative Agent to protect the lien or the security interest hereunder against the rights or interests of third persons, and Grantor will pay all reasonable costs associated with any of the foregoing;
     (iv) use reasonable efforts to cause any tenant under any lease agreement of any of the Property to furnish any instrument or perform any act deemed advisable by the Administrative Agent to protect the lien or the security interest hereunder; and (v) provide such certificates, documents, reports, information, affidavits and other instruments (including but not limited to appraisals, surveys and current title reports) and do such further acts as may be reasonably necessary or proper in the reasonable determination of the Administrative Agent to enable the Administrative Agent to comply with the requirements or requests of any agency having jurisdiction over the Administrative Agent or any of the Banks or any examiners of such agencies with respect to the Secured Indebtedness, Grantor or the Property.

     2.3. Right of the Administrative Agent to Perform.  Grantor agrees that, if
          --------------------------------------------
Grantor fails to perform any act or to take any action which hereunder Grantor is required to perform or take, or to pay any money which hereunder Grantor is required to pay, the Administrative Agent, in Grantor's name or in its own name and after the giving of any required notice and expiration of any applicable cure period, may but shall not be obligated to perform or cause to be performed such act or take such action or pay such money, and any reasonable expenses so incurred by the Administrative Agent, and any money so paid by the Administrative Agent, shall be a demand obligation owing by Grantor to the Administrative Agent and the Administrative Agent, upon making such payment, shall be subrogated to all of the rights of the person or entity receiving such payment. Any amounts due and owing by Grantor to the Administrative Agent pursuant to this Deed of Trust shall bear interest from the date such amount becomes due until paid at a rate of interest per annum equal to the lesser of
(i) the prime rate of NationsBank as announced or published by NationsBank from time to time, plus 2%, or (ii) the highest lawful rate, and shall be a part of the Secured Indebtedness and shall be secured by this Deed of Trust and by any other Financing Document. Should the Administrative Agent intend to perform or cause to be performed such act or take such action or pay such money, the Administrative Agent shall, subject to the immediately succeeding proviso, prior
                                                                  -------
to taking any such action notify Grantor of such intention and give Grantor a reasonable opportunity to take such action; provided, however, if in the
                                            --------  -------
reasonable opinion of the Administrative Agent the giving of such notice and opportunity to take action would impair the validity or priority of this Deed of Trust, the rights or interests of the Trustee or the Administrative Agent hereunder or any rights, titles, liens or security interests created or evidenced hereby, the Administrative Agent shall have no obligation to give such notice and opportunity to take action.

                                 ARTICLE III.

                         Remedies in Event of Default
                         ----------------------------

     3.1. Defaults. The term "Default" as used in this Deed of Trust shall
          --------            -------
mean the occurrence and continuance of an "Event of Default" as defined in the
                                           ----------------
Credit Agreement.

     3.2. Acceleration. Upon the occurrence and during the continuance of a
          ------------
Default, the Administrative Agent shall have the option of declaring all Secured Indebtedness in its entirety to be immediately due and payable, and the liens and security interests evidenced hereby shall be subject to foreclosure in any manner provided for herein or provided for by law as the Administrative Agent may elect.

     3.3. Possession. Upon the occurrence and during the continuance of a
          ----------
Default, the Administrative Agent is authorized prior or subsequent to the institution of any foreclosure proceedings to enter upon the Property, or any part thereof, and to take possession of the

Property and of all books, records and accounts relating thereto and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Property, including the right to rent the same for the account of Grantor and to deduct from such rents all reasonable costs, expenses and liabilities of every character incurred by the Administrative Agent in collecting such rents and in managing, operating, maintaining, protecting or preserving the Property and to apply the remainder of such rents on the Secured Indebtedness in such manner as the Administrative Agent may elect. All such costs, expenses and liabilities incurred by the Administrative Agent in collecting such rents and in managing, operating, maintaining, protecting or preserving the Property, if not paid out of rents as hereinabove provided, shall constitute a demand obligation owing by Grantor and shall bear interest from the date of expenditure until paid at a rate of interest per annum equal to the lesser of (i) the prime rate of NationsBank, as announced or published by NationsBank from time to time, plus 2%, or (ii) the highest lawful rate, all of which shall constitute a portion of the Secured Indebtedness. If necessary to obtain the possession provided for above, the Administrative Agent may invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible entry and detainer, trespass to try title and restitution. In connection with any action taken by the Administrative Agent pursuant to this Paragraph 3.3, the Administrative Agent shall not be liable for any loss sustained by Grantor resulting from any failure to let the Property, or any part thereof, or from any other act or omission of the Administrative Agent in managing the Property, including without limitation, the negligence of the Administrative Agent, unless such loss is caused by the gross negligence or willful misconduct of the Administrative Agent, and the Administrative Agent shall not be obligated to perform or discharge any obligation, duty or liability under any lease agreement covering the Property or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder. Should the Administrative Agent incur any such liability, the amount thereof, including reasonable costs, expenses and reasonable attorneys' fees, shall be secured hereby, and Grantor shall reimburse the Administrative Agent therefor immediately upon demand. Nothing in this Paragraph 3.3 shall impose any duty, obligation or responsibility upon the Administrative Agent for the control, care, management or repair of the Property, or shall operate to make the Administrative Agent responsible or liable for any waste committed on the Property or by any other parties or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, operation, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger, unless such waste, dangerous or defective condition or injury or death is directly a result of gross negligence or willful misconduct by the Administrative Agent, and not just the Administrative Agent's own ordinary negligence. Grantor hereby assents to, ratifies and confirms any and all actions of the Administrative Agent with respect to the Property taken under this Paragraph 3.3.

     3.4. Foreclosure. Upon the occurrence and during the continuance of a
          -----------
Default, the Trustee or his or her successor or substitute is authorized and empowered and it shall be his or her special duty at the request of the Administrative Agent to sell the Mortgaged Property, or any part thereof, situated in the State of Texas at the courthouse of any county in the State of Texas in which any part of the Mortgaged Property is situated, at public vendue to the highest bidder for cash at any hour designated between the hours of 10:00 o'clock a.m. and 4:00 o'clock p.m. on the first Tuesday in any month after having given notice of such sale in accordance with the statutes of the State of Texas then in force governing sales of real estate under powers conferred by deed of trust. Any sale made by the Trustee hereunder may be as an entirety or in such parcels as the Administrative Agent may request, and any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by the Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and the Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and, if the proceeds of such sale of less than the whole of the Mortgaged Property shall be less than the aggregate of the Secured Indebtedness and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Mortgaged Property but the Administrative Agent shall have the right, at its sole election, to request the Trustee to sell less than the whole of the Mortgaged Property. After each sale, the Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the Property so sold to the purchaser or purchasers in fee simple with general warranty of title subject to Permitted Encumbrances, and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to the Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by the Trustee or his or her substitute or successor, and such power of sale may be exercised from time to time and as many times as the Administrative Agent may deem necessary until all of the Mortgaged Property has been duly sold and all Secured Indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of the Administrative Agent, such sale shall not exhaust the power of sale hereunder and the Administrative Agent shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds given by the Trustee or any successor or substitute appointed hereunder as to nonpayment of the Secured Indebtedness, or as to the occurrence of any Default, or as to the Administrative Agent having declared all of such indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to the refusal, failure or inability to act of the Trustee or any substitute or successor, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by the Administrative Agent or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The Trustee or his or her successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of the Trustee or his or her successor or substitute.

     3.5. Judicial Foreclosure. This instrument shall be effective as a mortgage
          --------------------
as well as a deed of trust and upon the occurrence and during the continuance of a Default may be foreclosed as to any of the Property in any manner permitted by the laws of the State of Texas or of any other state in which any part of the Property is situated, and any foreclosure suit may be brought by the Trustee or by the Administrative Agent. In the event a foreclosure hereunder shall be commenced by the Trustee or his or her substitute or successor, the Administrative Agent may at any time before the sale of the Property direct the said Trustee to abandon the sale, and may then institute suit for the collection of the Notes and the other Secured Indebtedness, and for the foreclosure of this Deed of Trust. It is agreed that if the Administrative Agent should institute a suit for the collection of the Notes or any other Secured Indebtedness and for the foreclosure of this Deed of Trust, the Administrative Agent may at any time before the entry of a final judgment in said suit dismiss the same, and require the Trustee or his or her substitute or successor to sell the Property in accordance with the provisions of this Deed of Trust.

     3.6. Receiver. In addition to all other remedies herein provided for,
          --------
Grantor agrees that upon the occurrence and during the continuance of a Default, the Administrative Agent shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale of such Property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the Secured Indebtedness, and Grantor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment and agrees not to oppose any application therefor by the Administrative Agent, but nothing herein is to be construed to deprive the Administrative Agent of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed; provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of the Administrative Agent to receive payment of the rents, room rents, deposits for lodging and income from the Property. Any money advanced by the Administrative Agent in connection with any such receivership shall be a demand obligation owing by Grantor to the Administrative Agent and shall bear interest from the date of making such advancement by the Administrative Agent until paid at a rate of interest per annum equal to the lesser of (i) the prime rate of NationsBank, as announced or published by NationsBank from time to time, plus 2%, or (ii) the highest lawful rate, and shall be secured by this Deed of Trust and by any other instrument securing the Secured Indebtedness.

     3.7. Proceeds of Sale. The proceeds of any sale held by the Trustee or any
          ----------------
receiver or public officer in foreclosure of the liens evidenced hereby shall be applied:

          first, to the payment of all necessary costs and expenses incident to
          -----
     such foreclosure sale, including but not limited to all court costs and charges of every character in the event foreclosed by suit, and a reasonable fee to the Trustee acting under the provisions of Paragraph 3.4 if foreclosed by power of sale as provided in Paragraph 3.4;

          second, to the payment in full of the Secured Indebtedness, to be
          ------
     distributed pro rata to each Bank based on the percentage that the amount of the Secured Indebtedness owing to each Secured Party bears to the total unpaid amount of the Obligations; and

          third, the remainder, if any, shall be paid to Grantor or other party
          -----
     legally entitled thereto.

     3.8. The Administrative Agent as Purchaser.  The Administrative Agent shall
          -------------------------------------
have the right to become the purchaser at any sale held by any Trustee or substitute or successor or by any receiver or public officer, and the Administrative Agent purchasing at such sale shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the Secured Indebtedness owing to the Administrative Agent and/or Banks for the equal and ratable benefit of Banks.

     3.9. Uniform Commercial Code.
          -----------------------

          (a) Upon the occurrence and during the continuance of a Default, the Administrative Agent may exercise its rights of enforcement with respect to the Personal Property under the Texas Business and Commerce Code, as amended from time to time, and in conjunction with, in addition to or in substitution for those rights and remedies, and all rights and remedies granted to the Administrative Agent and/or Banks under any Loan Paper executed by Grantor governing security interests in personal property of Grantor;

          (b) any sale made pursuant to the provisions of this Paragraph 3.9 shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the Mortgaged Property under power of sale as provided herein upon giving the same notice with respect to the sale of the Personal Property hereunder as is required for such sale of the Mortgaged Property under power of sale;

          (c) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Secured Indebtedness, or as to the occurrence of any Default, or as to the Administrative Agent and/or Banks having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by the Administrative Agent and/or Banks, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

          (d) The Administrative Agent may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Administrative Agent, including the sending of notices and the conduct of the sale, but in the name and on behalf of the Administrative Agent.

     3.10.  Partial Foreclosure.  In the event of a default in the payment of
            -------------------
any part of the Secured Indebtedness, the Administrative Agent shall have the right to proceed with foreclosure of the liens and security interests evidenced hereby without declaring the entire Secured Indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the Secured Indebtedness; and any such sale shall not in any manner affect the unmatured part of the Secured Indebtedness, but as to such unmatured part this Deed of Trust shall remain in full force and effect just as though no sale had been made. The proceeds of any such sale shall be applied as provided in Paragraph 3.7 except that the amount paid under subparagraph second thereof shall be only the matured portion of the Secured Indebtedness and any proceeds of such sale in excess of those provided for in subparagraphs first and second (modified as provided above) shall be applied to installments of principal of and interest on the Notes in the inverse order of maturity. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Secured Indebtedness.

     3.11.  Remedies Cumulative.  All remedies herein expressly provided for are
            -------------------
cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Secured Indebtedness, or any part thereof, or otherwise benefiting the Trustee, the Administrative Agent and the Banks, and the Trustee, the Administrative Agent and the Banks shall, in addition to the remedies herein provided, be entitled to avail themselves of all such other remedies as may now or hereafter exist at law or in equity for the collection of the Secured Indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

     3.12.  Resort to Any Security.  The Administrative Agent may resort to any
            ----------------------
security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of the Secured Indebtedness, in whole or in part, and in such portions and in such order as may seem best to the Administrative Agent in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Deed of Trust.

     3.13.  Waiver.  To the full extent Grantor may do so, Grantor agrees that
            ------
Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force pertaining to the rights and remedies of sureties or providing for any appraisement, stay, extension or redemption, and Grantor, for Grantor and Grantor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the Secured Indebtedness and all rights to a marshaling of the assets of Grantor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created. Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the rights of the Trustee or the Administrative Agent under the terms of this Deed of Trust to a sale of the Property for the collection of the Secured Indebtedness without any prior or different resort for collection, or the rights of the Trustee or the Administrative Agent under the terms of this Deed of Trust to the payment of such indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatsoever. If the Property is sold for an amount less than the Secured Indebtedness, the deficiency shall be determined by the purchase price at the sale or sales. To the extent permitted by law, Grantor waives all rights and claims with respect to Lender's ability to obtain a Deficiency Judgment under Section 51.003 of the Texas Property Code. If any law referred to in this Paragraph 3.13 and now in force, of which Grantor or Grantor's successors and assigns and such other persons claiming any interest in the Property might take advantage despite this Paragraph 3.13 shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Paragraph 3.13.

     3.14.  Delivery of Possession After Foreclosure.  In the event there is a
            ----------------------------------------
foreclosure sale hereunder and at the time of such sale Grantor or Grantor's successors or assigns or any other persons claiming any interest in the Property by, through or under Grantor are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser.
In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain an action for forcible entry and detainer of said property in the Justice of the Peace Court in the Justice Precinct in which such property, or any part thereof, is situated.

     3.15.  Tender After Acceleration.  If, following the occurrence of a
            -------------------------
Default and the acceleration of the Secured Indebtedness but prior to the foreclosure of this Deed of Trust against the Property, Grantor shall tender to the Administrative Agent and/or Banks payment of an amount sufficient to pay the entire Secured Indebtedness, such tender shall be deemed to be a voluntary prepayment and, consequently, Grantor shall also pay to Banks any charge or premium required to be paid in order to prepay principal and, if such principal payment is made during any period when prepayment is prohibited by this Deed of Trust, or the Financing Documents, the applicable charge or premium shall be the maximum prepayment penalty provided for in the Financing Documents; provided, however, that in no event shall any amount payable under this Paragraph 3.15, when added to the interest otherwise payable on the Secured Indebtedness, exceed the maximum interest permitted under Applicable Law.

     3.16.  Insurance Premiums.  Upon any foreclosure of the Mortgaged Property
            ------------------
pursuant to this Deed of Trust, the Administrative Agent shall have the right to cancel any policy of insurance covering all or any part of the Mortgaged Property and shall be entitled to receive any unearned premiums from such policy. The unearned premiums received by the Administrative Agent shall be applied in the same manner as provided in Paragraph 3.7 above regarding the application of proceeds of sale of the Mortgaged Property.

                                  ARTICLE IV.

                     Assignment of Rents, Profits, Income,
                     -------------------------------------
                                 Contracts and Bonds
                                 -------------------

     4.1. Assignment. Grantor does hereby absolutely and unconditionally assign, transfer and set over to the Administrative Agent all rents, income, profits and proceeds to be derived from the Property, including without limitation the immediate and continuing right to collect and receive all of the rents, income, receipts, revenues, issues, profits and other sums of money that may now or at any time hereafter become due and payable to Grantor under the terms of any present or future leases now or hereafter covering the Property, or any part thereof, including but not limited to minimum rents, additional rents, percentage rents, deficiency rents and liquidated damages following default, all proceeds payable under any policy of insurance covering the loss of rents resulting from untenantability caused by destruction or damage to the Property, and liens and rights, whether constitutional, statutory, contractual or otherwise, in favor of Grantor as the lessor of any of the Property, and all of Grantor's rights to recover monetary amounts from any lessee in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of lease defaults, including rejections, under the Bankruptcy Reform Act of 1978, as amended, or any other present or future federal or state insolvency, bankruptcy or similar law (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law"), together with any
                                 -------------------------
sums of money that may now or at any time hereafter become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and future oil, gas and mining leases covering the Property, or any part thereof; and all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts and bonds relating to the construction, erection or renovation of the Property, or any part thereof; subject however to a license hereby granted by the Administrative Agent to Grantor to collect and receive and expend all of the foregoing, subject to the terms and conditions hereof. Upon the occurrence and continuance of any Default, the Administrative Agent shall have the right, power and privilege (but shall be under no duty) to terminate such license whereupon the Administrative Agent shall have the right and authority, whether or not it takes possession of the Property, to seek enforcement of any such lease, contract or bond and to demand, collect, receive, sue for and recover in its own name any and all of the above described amounts assigned hereby and to apply the sum(s) collected, first to the payment of reasonable expenses incident to the collection of the same, second to the payment of the Secured Indebtedness, and the balance, if any, to Grantor or other party legally entitled thereto; provided, however, that the Administrative Agent shall not be deemed to have taken possession of the Property except on the exercise of its option to do so, evidenced by its demand and overt act for such purpose. Grantor shall make no assignment or other disposition of the above described amounts assigned hereby, nor, unless permitted under the Credit Agreement, shall Grantor cancel or amend any such lease, contract, bond or any other instrument under which such amounts are to be paid or waive, excuse, condone, discount, set off, compromise or in any manner release any obligation thereunder, nor shall Grantor receive or collect any such amount thus assigned for a period of more than one month in advance of the date on which payment thereof is due and Grantor shall duly and punctually observe and perform every obligation to be performed by it under each such lease, contract, bond or other instrument and shall not do or permit to be done anything to impair the security thereof and shall enforce, to the extent such enforcement would be reasonably prudent under the circumstances, every obligation of each other party thereto. The assignment contained in this Paragraph 4.1. shall become null and void upon the release of this Deed of Trust. It shall never be necessary for the Administrative Agent to institute legal proceedings of any kind whatsoever to enforce the provisions of this Paragraph 4.1.

                                  ARTICLE V.

                              Hazardous Materials
                              -------------------

     5.1. Definitions. For the purpose of this Deed of Trust, Grantor, the
          -----------
Administrative Agent and Trustee agree that, unless the context otherwise specifies or requires, the following terms shall have the meaning specified below:

          (a)  "Hazardous Materials" shall mean (a) any "hazardous waste" as
                -------------------
     defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C.
     Section 6901 et seq.), as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.) ("CERCLA"), as amended from time to
                                             ------
     time, and regulations promulgated thereunder; (c) asbestos; (d) polychlorinated biphenyls; (e) underground storage tanks, whether empty, filled or partially filled with any substance, (f) any substance the presence of which on the Mortgaged Property is prohibited by any Governmental Requirements (as defined below); and (g) any other substance which by any Governmental Requirements requires special handling or notification of any federal, state or local governmental entity in its collection, storage, treatment, or disposal.

          (b)  "Hazardous Materials Contamination" shall mean the contamination
                ---------------------------------
     (whether presently existing or hereafter occurring) of the buildings, facilities, soil, groundwater, air or other elements on or of the Mortgaged Property by Hazardous Materials, or the contamination of the buildings, facilities, soil, groundwater, air or other elements on or of any other property as a result of Hazardous Materials at any time (whether before or after the date of this Deed of Trust) emanating from the Mortgaged Property.

          (c)  "Governmental Requirements" shall mean all laws, ordinances,
                -------------------------
     rules, and regulations of any Governmental Authority (as defined below) applicable to Grantor or the Mortgaged Property.

          (d)  "Governmental Authority" shall mean the United States, the state,
                ----------------------
     county, city, or any other political subdivision in which the Mortgaged Property is located, and any other political subdivision, agency, or instrumentality exercising jurisdiction over Grantor or the Mortgaged Property.

     5.2. Grantor's Warranties.  Grantor hereby represents and warrants that:
          --------------------

          (a) To the best of Grantor's knowledge after reasonable investigation, no Hazardous Materials have been collected, stored, treated or disposed of in a manner which violates Applicable Law and no Hazardous Materials which would have a Material Adverse Effect are now located on the Mortgaged Property and neither Grantor nor, to the best of Grantor's actual knowledge and belief, any other person has ever caused or permitted any Hazardous Materials which would have a Material Adverse Effect to be placed, held, located or disposed of on, under or at the Mortgaged Property, or any part thereof;

          (b) To the best of Grantor's knowledge after reasonable investigation, no part of the Mortgaged Property is being used nor, to the best of Grantor's actual knowledge and belief, has been used at any previous time for the disposal, storage, treatment, processing or other handling of Hazardous Materials the effect of which would have a Material Adverse Effect, nor is any part of the Mortgaged Property affected by any Hazardous Materials Contamination which would have a Material Adverse Effect;

          (c) To the best of Grantor's actual knowledge and belief, no property adjoining the Mortgaged Property is being used, or has ever been used at any previous time for the disposal, storage, treatment, processing or other handling of Hazardous Materials which would have a Material Adverse Effect nor is any other property adjoining the Mortgaged Property affected by Hazardous Materials Contamination which would have a Material Adverse Effect.

     5.3. Grantor's Covenants.  Grantor agrees to (a) give notice to the
          -------------------
Administrative Agent promptly upon Grantor's acquiring knowledge of the presence of any Hazardous Materials which would have a Material Adverse Effect on the Mortgaged Property or of any Hazardous Materials Contamination which would have a Material Adverse Effect with a full description thereof; (b) promptly comply with any Governmental Requirements requiring the removal, treatment or disposal of such Hazardous Materials or Hazardous Materials Contamination and provide the Administrative Agent with reasonably satisfactory evidence of such compliance; and (c) provide the Administrative Agent within thirty (30) days after demand by the Administrative Agent, with a bond, letter of credit or similar financial assurance evidencing to the Administrative Agent's reasonable satisfaction that the necessary funds are available to pay the cost of removing, treating and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any assessments which may be established on the Mortgaged Property as a result thereof.

     5.4. Site Assessments.  Grantor will permit the Administrative Agent (by
          ----------------
its officers, employees and agents) at any time and from time to time to contract for the services of persons (the "Site Reviewers") to perform
                                           --------------
environmental site assessments (the "Site Assessments") on any Mortgaged
                                     ----------------
Property for the purpose of determining whether there exists on such Mortgaged Property any environmental condition which could reasonably be expected to result in any liability, cost or expense to the owner, occupier or operator of such Mortgaged Property arising under any Governmental Requirements relating to Hazardous Materials. The Site Assessments may be performed at any time or times, upon reasonable notice, and under reasonable conditions established by Grantor which do not impede the performance of the Site Assessments. The Site Reviewers are hereby authorized to enter upon any Mortgaged Property for such purposes. The Site Reviewers are further authorized to perform both above and below the ground testing for environmental damage or the presence of Hazardous Materials on any Mortgaged Property and such other tests on any Mortgaged Property as may be necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers. Grantor will supply to the Site Reviewers such historical and operational information regarding any Mortgaged Property as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meeting with the Site Reviewers appropriate personnel having knowledge of such matters. The costs of performing such Site Assessments prior to the occurrence of a Default or Event of Default shall be paid by the Administrative Agent. The reasonable cost of performing such Site Assessments after the occurrence and during the continuance of a Default or Event of Default shall be paid by Grantor upon demand of the Administrative Agent and any such expenses borne by the Administrative Agent and not immediately reimbursed by Grantor shall be secured by this Deed of Trust.

     5.5. Indemnification.  Regardless of whether any Site Assessments are
          ---------------
conducted hereunder, if any Default or Event of Default shall have occurred and be continuing or any remedies in respect of any Mortgaged Property are exercised by the Administrative Agent or any Bank, Grantor shall defend, indemnify and hold harmless the Administrative Agent and Banks from any and all liabilities (including strict liability), actions, demands, penalties, losses, costs or expenses (including, without limitation, attorneys' fees and expenses, and remedial costs), suits, costs of any settlement or judgment and claims of any and every kind whatsoever which may now or in the future (whether before or after the release of this Deed of Trust) be paid, incurred or suffered by or asserted against the Administrative Agent or Banks by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from any Mortgaged Property of any Hazardous Materials or any Hazardous Materials Contamination or arise out of or result from the environmental condition of any Mortgaged Property or the applicability of any Governmental Requirements relating to Hazardous Materials (including, without limitation, CERCLA or any federal, state or local so-called "superfund" or "superlien" laws, or any code, rule, regulation, order or decree promulgated thereunder); provided, however, the indemnity provided above shall not apply to any liabilities, actions, demands, penalties, losses, costs or expenses, suits, costs of any settlement or judgment and claims of any and every kind whatsoever which are determined in a final, non-appealable judgment by a court of competent jurisdiction to have been (i) caused by or within the control of the Administrative Agent and/or Banks as a result of actions in their capacities as beneficiaries of this Deed of Trust and not as a result of any determination in such judgment or otherwise that any covenants, conditions or provisions in any of the Loan Documents give or purport to give control over Grantor or any of the Mortgaged Property or (ii) the result of an event that occurs after foreclosure of the Mortgaged Property (or any portion thereof) or the taking of a deed in lieu of foreclosure covering the Mortgaged Property (or any portion thereof), unless such event occurs as a result of or arises out of a Hazardous Materials Contamination or an environmental condition of the Mortgaged Property that occurred or existed prior to such foreclosure or such taking of a deed in lieu of foreclosure. The covenants, warranties and indemnifications contained in this Section 5.5 shall survive the release of this Deed of Trust and termination of the Credit Agreement. For the purposes of this Section 5.5, the term "Administrative Agent" and "Banks" shall include all subsequent owners or holders of any obligations secured by this Deed of Trust, all directors, officers, employees and agents of such entity and any persons or entities owned or controlled by or affiliated with the Administrative Agent or any Bank, and their respective directors, officers, employees and agents.

                                  ARTICLE VI.

                                 Miscellaneous
                                 -------------

     6.1. Release. If all of the Secured Indebtedness be finally and fully paid,
          -------
the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released by the Administrative Agent at Grantor's cost.

     6.2. Successor Trustee. The Trustee may resign by an instrument in writing
          -----------------
addressed to the Administrative Agent, or the Trustee may be removed at any time with or without cause by an instrument in writing executed by the Administrative Agent. In case of the death, resignation, removal or disqualification of the Trustee or if for any reason the Administrative Agent shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then the Administrative Agent shall have the right and hereby is authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by the Administrative Agent and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the Secured Indebtedness finally has been paid in full or until the Property is sold hereunder. If the Administrative Agent is a corporation and such appointment is executed in its behalf by an officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Upon the making of any such appointment and designation, all of the estate and title of the Trustee in the Property shall vest in the named successor or substitute trustee and thereupon he shall succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee; but, nevertheless, upon the written request of the Administrative Agent or of the successor or substitute Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute

Trustee all of the estate and title in the Property of the Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee, and shall assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee. All references herein to the Trustee shall be deemed to refer to the Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or her successor or successors, substitute or substitutes, in this trust, lawfully shall do by virtue hereof.

     6.3. Liability and Indemnification of Trustee. The Trustee shall not be
          ----------------------------------------
liable for any error of judgment or act done by the Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for the Trustee's gross negligence or willful misconduct. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him or her hereunder, believed by him or her in good faith to be genuine. All moneys received by the Trustee, until used or applied as herein provided, shall be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and the Trustee shall be under no liability for interest on any monies received by him or her hereunder. Grantor will reimburse the Trustee for, and indemnify and save harmless him or her against, any and all liability and expenses which reasonably may be incurred by him or her in the performance of his or her duties hereunder. The foregoing indemnity shall not terminate upon release, foreclosure or other termination of this Deed of Trust.

     6.4. Waiver by the Administrative Agent. The Administrative Agent may at
          ----------------------------------
any time and from time to time in writing (a) waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing; (b) consent to Grantor doing any act which Grantor hereunder is prohibited from doing, or consent to Grantor failing to do any act which Grantor hereunder is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Property, or any interest therein, from the lien and security interest of this Deed of Trust without the joinder of the Trustee, or (d) release any party liable, either directly or indirectly, for the Secured Indebtedness or for any covenant herein or in any other instrument now or hereafter securing the payment of the Secured Indebtedness, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights of the Administrative Agent hereunder except to the extent specifically agreed to by the Administrative Agent in such writing.

     6.5. Actions by the Administrative Agent. The lien, security interest and
          -----------------------------------
other security rights of the Administrative Agent and Banks hereunder shall not be impaired by any indulgence, moratorium or release granted by the Administrative Agent (except as provided in Section 6.1), including but not limited to (a) any renewal, extension, increase or modification which the Administrative Agent or any Bank may grant with respect to any Secured Indebtedness, (b) any surrender, compromise, release, renewal, extension, exchange or substitution which the Administrative Agent or any Bank may grant in respect of the Property, or any part thereof or any interest therein (except to the extent specifically surrendered, compromised, released, renewed, extended, exchanged or substituted), or (c) any release or indulgence granted to any endorser, guarantor or surety of any Secured Indebtedness. The taking of additional security by the Administrative Agent or any Bank shall not release or impair the lien, security interest or other security rights of the Administrative Agent hereunder or affect the liability of Grantor or of any endorser or guarantor or other surety or improve the right of any permitted junior lienholder in the Property.

     6.6. Rights of the Administrative Agent. The Administrative Agent may waive
          ----------------------------------
any Default or other default without waiving any other prior or subsequent Default or other default. the Administrative Agent may remedy any Default or other default without waiving the Default or other default remedied. Neither the failure by the Administrative Agent to exercise, nor the delay by the Administrative Agent in exercising, any right, power or remedy upon any Default or other default shall be construed as a waiver of such Default or other default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by the Administrative Agent of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof or consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Acceptance by the Administrative Agent of any payment in an amount less than the amount then due on any Secured Indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a Default or other default hereunder.

     6.7. Reproduction as Financing Statement. A carbon, photographic or other
          -----------------------------------
reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement.

     6.8. Fixture Filing. This Deed of Trust shall be effective as a financing
          --------------
statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real property records of the county where the Property (including said fixtures) is situated. This Deed of Trust shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to Section 9.103(e) of the Texas Business and Commerce Code, as amended, and is to be filed for record in the real property records of the county where the Property is situated. The mailing address of Grantor is set forth below the signature of Grantor to this Deed of Trust and the address of the Administrative Agent from which information concerning the security interest may be obtained is 901 Main Street, Suite 6700, Dallas, Texas 75202. Grantor does have an interest of record in the Mortgaged Property.

     6.9. Filing and Recordation. Grantor will cause this Deed of Trust and all
          ----------------------
amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating hereto to be recorded, filed, re-recorded and refiled in such manner and in such places as the Trustee or the Administrative Agent shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

     6.10. Dealing with Successor. In the event the ownership of the Property or
           ----------------------
any part thereof becomes vested in a person other than Grantor, the Administrative Agent may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and to the Secured Indebtedness in the same manner as with Grantor, without in any way vitiating or discharging Grantor's liability hereunder or for the payment of the Secured Indebtedness. No sale of the Property, no forbearance on the part of the Administrative Agent or any Bank and no extension of the time for the payment of any of the Secured Indebtedness given by the Administrative Agent or any Bank shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder or for the payment of the Secured Indebtedness or the liability of any other person hereunder or for the payment of the Secured Indebtedness, except to the extent proceeds of any such sale are applied as provided in Paragraph 3.7.

     6.11. Place of Payment. All Secured Indebtedness which may be owing
           ----------------
hereunder at any time by Grantor shall be payable at the place designated in the Financing Documents, or if no such designation is made, at the office of the Administrative Agent at the address indicated in this Deed of Trust, or at such other place in the continental United States as the Administrative Agent may designate in writing.

     6.12. Subrogation. To the extent that proceeds of the Secured Indebtedness
           -----------
are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Banks at Grantor's request and Banks shall be subrogated to any and all rights, security interests and liens owned or held by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released; provided, however, that the terms and provisions of this Deed of Trust shall govern the rights and remedies of Banks and shall supersede the terms, provisions, rights and remedies under and pursuant to the instruments creating the lien or liens to which Banks are subrogated hereunder.

     6.13. Application of Indebtedness. If any part of the Secured Indebtedness
           ---------------------------
cannot be lawfully secured by this Deed of Trust or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Deed of Trust.

     6.14. Usury. It is the intent of the Administrative Agent, the Banks and
           -----
Grantor in the execution of the Credit Agreement, this Deed of Trust, the other Financing Documents and all

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

other instruments now or hereafter securing the Secured Indebtedness or executed in connection therewith or under any other written or oral agreement by the undersigned in favor of the Administrative Agent and/or Banks to contract in strict compliance with applicable usury law. In furtherance thereof, the Administrative Agent, Banks and Grantor stipulate and agree that none of the terms and provisions contained in the Credit Agreement, this Deed of Trust, the other Financing Documents or any other instrument securing the Notes or executed in connection herewith, or in any other written or oral agreement by Grantor in favor of Banks and/or the Administrative Agent, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law. Neither Grantor nor any guarantors, endorsers, sureties or other parties now or hereafter becoming liable for the Secured Indebtedness or any part thereof shall ever be required to pay interest on secured indebtedness or arising under any instrument securing the Secured Indebtedness or under any of the other Financing Documents, or in any other written or oral agreement by Grantor in favor of Banks and/or the Administrative Agent, at a rate in excess of the maximum interest that may be lawfully charged under applicable law, and the provisions of this Paragraph 6.14 shall control over all other provisions of the Credit Agreement, this Deed of Trust, the other Financing Documents and any other instruments now or hereafter securing the Secured Indebtedness or executed in connection herewith or any other oral or written agreements which may be in apparent conflict herewith. All interest paid or agreed to be paid to Banks and/or the Administrative Agent shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Secured Indebtedness so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. Banks and/or the Administrative Agent expressly disavow any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of the Secured Indebtedness is accelerated. If the maturity of the Secured Indebtedness shall be accelerated for any reason or if the principal of the Secured Indebtedness is paid prior to the end of the term of the Secured Indebtedness, and as a result thereof the interest received for the actual period of existence of the loan evidenced by the Secured Indebtedness exceeds the applicable maximum lawful rate, Banks and/or the Administrative Agent shall refund to Grantor the amount of such excess or shall credit the amount of such excess against the principal balance of the Secured Indebtedness then outstanding. In the event that Banks and/or the Administrative Agent shall collect monies and/or any other thing of value which are deemed to constitute interest which would increase the effective interest rate on the Secured Indebtedness to a rate in excess of that permitted to be charged by applicable law, an amount equal to interest in excess of the lawful rate shall, upon such determination, at the option of Banks and/or the Administrative Agent, be either immediately returned to Grantor or credited against the principal balance of the other Secured Indebtedness, without further penalty to such holder. By execution of this Deed of Trust, Grantor acknowledges that it believes the loan to be non-usurious and agrees that if, at any time, Grantor should have reason to believe that such loan is in fact usurious, it will give Banks and/or the Administrative Agent notice of such condition, and Grantor agrees that Banks and/or the Administrative Agent shall have 90 days after receipt of such notice in which to make appropriate refund or other adjustment in order to correct such condition if in fact such condition exists. As used in this Paragraph 6.14, "interest" means any sum that must be treated as interest

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

under applicable law in determining whether a loan is usurious. THE TERM "APPLICABLE LAW" AS USED IN THIS PARAGRAPH 6.14 SHALL MEAN THE LAWS OF THE STATE OF TEXAS OR THE LAWS OF THE UNITED STATES, WHICHEVER LAWS ALLOW THE GREATER RATE OF INTEREST, AS SUCH LAWS NOW EXIST OR MAY BE CHANGED OR AMENDED OR COME INTO EFFECT IN THE FUTURE.

     6.15. Notice. Any notice, request, demand or other communication required
          -------
or permitted hereunder, or under the Loan Documents, or under any other instrument securing the payment of the Loan Documents (unless otherwise expressly provided therein) shall be given in writing by (a) personal delivery, or (b) United States Mail, postage prepaid, certified mail, return receipt requested, sent to the intended addressee at the address shown in Section 10.1(a) of the Credit Agreement, or to such different address as the addressee shall have designated by written notice sent in accordance with Section 10.1(b) of the Credit Agreement, and shall be deemed to have been given and received as provided in Section 10.1(a) of the Credit Agreement, provided that service of a notice required by Texas Property Code Section 51.002 shall be considered complete when the requirements of that statute are met.

     6.16. Successors and Assigns. The terms, provisions, covenants and
           ----------------------
conditions hereof shall be binding upon Grantor, and the representatives, successors and assigns of Grantor including all successors in interest of Grantor in and to all or any part of the Property, and shall inure to the benefit of the Trustee, the Administrative Agent and the Banks, and their respective heirs, successors, substitutes and assigns and shall constitute covenants running with the land. All references in this Deed of Trust to Grantor, Trustee, the Administrative Agent or the Banks shall be deemed to include all such heirs, devisees, representatives, successors, substitutes and assigns.

     6.17. Severability. A determination that any provision of this Deed of
           ------------
Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision and any determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

     6.18. Gender and Number. Within this Deed of Trust, words of any gender
           -----------------
shall be held and construed to include any other gender, and words in the singular and plural number shall be held and construed to include the other number, unless the context otherwise requires.

     6.19. Counterparts. This Deed of Trust may be executed in any number of
           ------------
counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument.

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

     6.20. Reporting Requirements. Grantor agrees to comply with any and all
           ----------------------
reporting requirements applicable to the transaction secured by this Deed of Trust which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, and further agrees upon request of the Administrative Agent to furnish the Administrative Agent with evidence of such compliance.

     6.21. Headings. The paragraph headings contained in this Deed of Trust are
           --------
for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

     6.22. Consent of the Administrative Agent. Except where otherwise provided
           -----------------------------------
herein or in any of the other Loan Documents, in any instance hereunder where the approval, consent or the exercise of judgment of the Administrative Agent is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of the Administrative Agent, and the Administrative Agent shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or the Administrative Agent's judgment.

     6.23. Modification or Termination. The Financing Documents may only be
           ---------------------------
modified or terminated by a written instrument or instruments executed by the party against whom enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.

     6.24. ENTIRE AGREEMENT. THIS DEED OF TRUST, TOGETHER WITH THE CREDIT
           ----------------
AGREEMENT, AND ALL OTHER LOAN DOCUMENTS (ALL AS IN EFFECT ON THE DATE HEREOF AND AS THE SAME MAY BE HEREAFTER FROM TIME TO TIME) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     6.25. GOVERNING LAW. THIS DEED OF TRUST SHALL BE CONSTRUED, INTERPRETED,
           -------------
ENFORCED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE.

          IN WITNESS WHEREOF, Grantor has executed this Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement as of the 27th day of September, 1996.

                                    COMPUCOM SYSTEMS, INC. a Delaware
                                    corporation

                                    By:  /s/ Robert J. Boutin
                                         --------------------
                                         Name:   Robert J. Boutin
                                         Title:  Senior Vice President, Finance
                                                 and Chief Financial Officer

                                    Address:  10100 N. Central Expressway
                                              Dallas, Texas  75231

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